First Quarter 2018 April 25, 2018 Exhibit 99.2

Safe Harbor Statement and Non-GAAP Results 2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2018 non-GAAP outlook, including revenue, operating profit, margin rate, earnings per share and adjusted EBITDA; 2018 and future years’ tax rates; 2019 adjusted EBITDA target; 2018 and 2019 margin rate targets for specific businesses; closing of the Rodoban acquisition; 2018 and 2019 capital expenses and cash flow; expected impact of U.S. Tax Reform; net debt and leverage outlook and future investment in and results of acquisitions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee, environmental and other liabilities in connection with former coal operations, including black lung claims ; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2017, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com.

First-Quarter 2018 Non-GAAP Results 3 8.2% Margin Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. (Non-GAAP, $ Millions, except EPS) Op Profit +34% Organic +24% Acq +17% FX (7%) $54 $72 2017 2018 7.2% Margin 8.4% Margin 11.8% Margin 13.3% Margin Revenue +15% Organic +6% Acq +7% FX +2% $740 $853 2017 2018 Adj. EBITDA +25% $88 $110 2017 2018 11.8% Margin 12.9% Margin EPS +12% $0.58 $0.65 2017 2018 1 Excess interest cost, net and tax impact 10% or $(0.06) per share

North America: Strong Margin Improvement 4 8.2% Margin Op Profit +102% $10 $21 2017 2018 3.3% Margin 6.4% Margin 11.8% Margin Revenue +5% Organic +2% Acq +1% FX +3% $305 $320 2017 2018 Highlights • Organic revenue: U.S. up 4%, N.A. up 5% excluding recycler sales in 1Q17 • 6.4% margin, up 310 bps • Strong growth and continued improvement in Mexico • Profits up ~40% in U.S.; up ~70% excluding recycler sales in 1Q17 • Continued improvement expected Organic +90% Acq +3% FX +9% ($ Millions)

South America: Strong Revenue and Margin Growth 5 8.2% Margin Op Profit +42% $39 $56 2017 2018 19.4% Margin 21.8% Margin 11.8% Margin Revenue +26% Organic +18% Acq +18% FX (10%) $202 $255 2017 2018 Highlights • Strong organic revenue growth throughout the region • Acquisition integration on track • 21.8% margin, up 240 bps • Positive outlook for continued growth • Rodoban acquisition (Brazil) expected to close in mid-2018 Organic +42% Acq +19% FX (18%) ($ Millions)

ROW: Growth Offset by Pricing Pressure in France 6 8.2% Margin Op Profit +1% $25 $26 2017 2018 10.9% Margin 9.2% Margin 11.8% Margin Revenue +19% Organic +2% Acq +5% FX +12% $234 $278 2017 2018 Highlights • Revenue growth due to strong euro and acquisition of Temis in France • Organic profit decline due to price and volume pressure in France, partially offset by growth in other countries • Expect improvement in France from higher pricing and cost reductions • 2019 France 12% margin target affirmed Organic (11%) Acq +6% FX +7% ($ Millions)

$3,193 $3,450 2017 2018 On Track to Meet 2018 Guidance 7 8.2% Margin Op Profit +30% - +37% $281 $365-$385 2017 2018 8.8% Margin ~10.9%1 Margin 11.8% Margin 13.3% Margin Revenue Total +8% Organic +5% Acq./Disp. +3% FX - Adjusted EBITDA +21% - +26% $425 $515-$535 2017 2018 13.3% Margin ~15.2%1 Margin EPS +20% - +27% $3.03 $3.65-$3.85 2017 2018 1. Margin percentage calculated based on middle of range provided Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2019 Adjusted EBITDA Target = $625 Million (Non-GAAP, $ Millions except EPS)

Three-Year Strategic Plan 8 Organic Growth + Acquisitions 11.8% Margin 13.3% Margin Organic Growth + Acquisitions = Increased Value for Shareholders 2019 Adjusted EBITDA Target = $625 Million Strategy 1.0 Core Organic Growth 20182017 2019 Strategy 1.5 Acquisitions • Focus on “core-core” & “core-adjacent” • Capture synergies & improve density • ~$400M/Year Additional Investment in 2018-2019 • Close the Gap • Accelerate Profitable Growth • Introduce Differentiated Services 2019 EBITDA Target: $90M 2019 EBITDA Target: $535M (Acquisitions announced/closed to date)

$216 $390 $90 $470 2016 Actual North America South America Rest of World Contingency 2019 Target Organic Completed & Announced Acquisitions 2019 Target w/ Acquisitions Strategy 1.0 + 1.5 = Core Organic Growth + Acquisitions 9 OP Margin 7.4% 3.7% 2% 0.4% (2.5%) ~11% ~12% EBITDA Margin 11.8% ~15% ~16% Adjusted EBITDA Op Profit Adjusted EBITDA Op Profit Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 1. Includes completed and announced acquisitions and partial achievement of synergies through 2019 $342 $535 $625 2019 Adjusted EBITDA Target = $625 Million 1 1 (Non-GAAP, $ Millions)

2016 Actual 2019 Target Organic Only Completed & Announced Acquisitions 2019 Target with Completed & Announced Acquisitions Potential Acquisitions with Full Synergies Illustrative EBITDA with Potential Acquisitions & Full Synergies Strategy 1.0 + 1.5 + Potential Future Acquisitions 10 Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 1. Includes completed, announced, and potential acquisitions and announced licensing agreement. Potential acquisition impact based on spending $400 million in 2018 and 2019 with synergies fully realized. $625$90 $535 $342 $110 - $140 $735 - $765 Adjusted EBITDA 1 (Non-GAAP, $ Millions) 11.8% Adjusted EBITDA Margin ~16%~15% 1 Illustrative EBITDA Post-Synergy Potential with $400M of Acquisitions in 2018-2019

$740 $17 $45 $51 $853 2017 Revenue FX Organic Acq / Disp 2018 Revenue First-Quarter 2018 Non-GAAP Revenue Up 15% 11Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. 2%% Change 6% 7% Strong Organic and Inorganic Growth (Non-GAAP, $ Millions)

$54 ($4) $13 $9 $72 2017 Op Profit FX Organic Acq / Disp 2018 Op Profit First-Quarter 2018 Non-GAAP Operating Profit Up 34% 12Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. (7%)% Change 24% 17% Strong Organic and Inorganic Growth 7.2%OP Margin 8.4% 34% (Non-GAAP, $ Millions)

$72 ( $14 ) ( $21 ) ( $2 ) $34 $33 $36 $7 $110 Op Profit Net Interest Taxes Non-controlling Interest Income from Continuing Ops D&A Interest Exp & Taxes Share-based Compensation Adjusted EBITDA First-Quarter 2018 Adjusted EBITDA = $110 Million 13Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. $18vs2017 ($9) ($5) $4 $1 $15 $2 $22($1) (Non-GAAP, $ Millions)

$5 $2 $4 $4 $15 2017 Interest Rate Impact & Other 2017 Acquistions Available Excess Cash from Debt Refinance 2018 First-Quarter 2018 Interest Expense 14 ($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. Interest Expense Interest Expense Summary • Negative EPS impact ~($.05) related to excess cash earmarked for acquisitions • Weighted average interest rate of 4.8% in 1Q18 versus 3.8% in 1Q17 • $1.1 billion from the 2017 refinancing: 55% fixed rate; 45% floating rate

Income Tax Evolution 15 2017 Effective Tax Rate Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. • Global Capital Structure Optimization • U.S. Foreign Tax Credit/ Withholding Taxes • Mexico – further align union contract with tax deduction limits • Favorable pending tax law changes • Expect favorable impact from M&A initiatives Future ETR Target 33% - 35% Statutory Tax Rates* Argentina 35% Brazil 34% Chile 27% Colombia 40% France 34% Israel** 36% Mexico 30% Global Wtd. Avg. 32% Other ETR Items (net), incl. Withholding Taxes 2% 2017 ETR 34% 2017 Cash Tax Rate 30% 2017 ETR 34% Tax Law and Acquisition Changes 3% - U.S. deductions - U.S. credit loss - Brazil royalties - Argentina changes 2018 ETR Outlook 37% 2018 Cash Tax Rate 27% * Top 7 in alphabetical order; U.S. has no statutory earnings ** Including dividend withholding taxes Tax Initiatives 2018 ETR Changes 0 0 (ETR)

$0.58 (0.05) 0.16 0.12 (0.05) (0.03) (0.03) (0.03) (0.02) 0.65 2017 EPS Currency Organic Acq / Disp Acquisitions Available Excess Cash from Debt Refinance Interest Rate Impact/Other Tax Shares / Non- controlling interest 2018 EPS First-Quarter 2018 Non-GAAP EPS 16 Operating Profit Net Interest +0.07 from Acquisitions +0.23 (0.11) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

2015 Actual 2016 Actual 2017 Actual 2017 Actual 2018 Outlook 2019 Outlook 2020 Outlook Capital expenditures 2015 – 20201 Facility Equipment / Other IT Armored Vehicles % Revenue 3.5% 4.2% 5.8% 5.8% ~6% ~5.5% ~4% D&A1 $118 $112 $119 $119 Reinvestment Ratio 0.9 1.1 1.6 1.6 $124 1. Excludes CompuSafe® 2. Excludes potential acquisitions (through year-end 2019) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. . $106 $185 ~$200 ~$200 ~4% of Revenue Higher 2017-19 CapEx reflects investment in strategic initiatives $185 High Return Growth CapEx High Return Growth CapEx High Return Growth CapEx 17 CapEx Expected to Return to ~4% of Revenue in 2020 2 2 2 (Non-GAAP, $ Millions)

Strong Free Cash Flow Expected

Free cash flow includes completed and announced acquisitions

(Non-GAAP, $ Millions)

	Actual 2017	Target 2018	Target 2019	
Adjusted EBITDA	**$425**	**~$525**	**~$625**	Projected Adjusted EBITDA growth
Working Capital & Other	(86)	~(10)	~(15)	Working capital improvement, restructuring
Cash Taxes	(84)	~(85)	~(75)	No cash taxes projected in U.S. for at least five years
Cash Interest	(27)	~(60)	~(65)	Impact of debt restructuring
Non-GAAP Cash from Operating Activities	**229**	**~370**	**~470**	
Capital Expenditures excl. CompuSafes	(185)	~(200)	~(200)	Investment above historic levels to support strategic initiatives
CompuSafes	(38)	(25)	(25)	
Exclude Capital Leases	52	55	55	U.S. fleet investment primarily under capital leases
Non-GAAP Cash Capital Expenditures	**~(170)**	**~(170)**	**~(170)**	
Non-GAAP Free Cash Flow before dividends	**58**	**~200**	**~300**	
EBITDA – Non-GAAP Cash CapEx	**255**	**~355**	**~455**	

Amounts may not add due to rounding.

Note: Non-GAAP Free Cash Flow excludes the impact of Venezuela operations. See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink's website: www.brinks.com

18

Leverage Ratio <1.5x with Potential Acquisitions $301 $612 $681 ~ $480 ~ $1,100 March 2017 Dec 2017 March 2018 2019 Target with Completed & Announced Acquisitions Illustrative Net Debt with Potential Acquisitions with Full Synergies Leverage Ratio1 0.8 1.4 Net Debt and Financial Leverage 1. Net Debt divided by Adjusted EBITDA 2. Includes completed, announced and potential acquisitions and announced licensing agreement. Potential acquisition impact based on spending $400 million in 2018 and 2019 with synergies fully realized. 19 1.5 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Appendix. ~0.8 ~1.5 2 Illustration assumes $400 per year in acquisitions in 2018-2019 (Non-GAAP, $ Millions)

Continued Improvement Expected 20 $216 $281 $365- $385 ~ $470 $126 $144 ~ $150 ~ $155 $342 $425 $515-$535 ~ $625 7.4% 8.8% 10.6%-11.2% ~12% 11.8% 13.3% ~15.2% ~16% 2016 2017 2018 Outlook 2019 Target Adj. EBITDA Margin Op Profit Margin D&A/Other Op Profit Adj. EBITDA Non-GAAP Operating Profit & Adj. EBITDA Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2018 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. 2018 Non-GAAP Outlook • Revenue ~3.45 billion (5% organic growth) • Operating Profit $365 - $385 million; margin 10.6% - 11.2% • Adjusted EBITDA $515 to $535 million; margin ~15.2% • EPS $3.65 - $3.85 2019 Preliminary Target • Adjusted EBITDA ~$625 million (Non-GAAP, $ Millions, except EPS)

Appendix

Non-GAAP Reconciliation — Outlook The Brink’s Company and subsidiaries 2018 and 2019 Guidance (Unaudited) (In millions, except as noted) 22 2018 GAAP Outlook(b) Reconciling Items(a) 2018 Non-GAAP Outlook(a) 2019 GAAP Outlook(b) Reconciling Items(a) 2019 Non-GAAP Outlook(a) Revenues $ 3,476 (26) 3,450 Not provided — Not provided Operating profit 319 – 339 46 365 – 385 440 30 470 EPS from continuing operations attributable to Brink's $ 2.40 – 2.60 — 3.65 – 3.85 Not provided — Not provided Adjusted EBITDA $ 515 – 535 ~ 625 (a) The 2018 and 2019 Non-GAAP outlook amounts for operating profit exclude the impact of other items not allocated to segments. The 2018 Non-GAAP outlook amounts for EPS from continuing operations, depreciation and amortization/other as well as 2018 and 2019 Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the tax impact of Venezuela operations and the related exchange rates used to measure those operations. (b) 2018 and 2019 GAAP outlook does not include any forecasted amounts from Venezuela operations. The 2018 and 2019 GAAP outlook excludes future restructuring actions for which the timing and amount are currently under review.

2016 Non-GAAP Results Reconciled to GAAP (1 of 4) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 23 2016 Full Year Revenues: GAAP 3,020.6 Venezuela operations(a) (109.4) Acquisitions and dispositions(a) (2.8) Non-GAAP 2,908.4 Operating profit (loss): GAAP 184.5 Venezuela operations(a) (18.5) Reorganization and Restructuring(a) 30.3 Acquisitions and dispositions(a) 19.5 Non-GAAP 215.8 Interest expense: GAAP (20.4) Venezuela operations(a) 0.1 Non-GAAP (20.3) Taxes: GAAP 78.5 Retirement plans(c) 11.3 Venezuela operations(a) (14.1) Reorganization and Restructuring(a) 7.4 Acquisitions and dispositions(a) 1.8 Deferred tax valuation allowance(b) (14.7) Non-GAAP 70.2 Amounts may not add due to rounding. See slide 25 for footnote explanations.

2016 Non-GAAP Results Reconciled to GAAP (2 of 4) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 24 2016 Full Year Income (loss) from continuing operations attributable to Brink's: GAAP 36.2 Retirement plans(c) 20.2 Venezuela operations(a) 2.6 Reorganization and Restructuring(a) 23.7 Acquisitions and dispositions(a) 18.2 Deferred tax valuation allowance(b) 14.7 Non-GAAP 115.6 EPS: GAAP 0.72 Retirement plans(c) 0.39 Venezuela operations(a) 0.05 Reorganization and Restructuring(a) 0.47 Acquisitions and dispositions(a) 0.37 Deferred tax valuation allowance(b) 0.29 Non-GAAP 2.28 Depreciation and Amortization: GAAP 131.6 Venezuela operations(a) (0.7) Reorganization and Restructuring(a) (0.8) Acquisitions and dispositions(a) (3.6) Non-GAAP 126.5 Amounts may not add due to rounding. See slide 25 for footnote explanations.

2016 Non-GAAP Results Reconciled to GAAP (3 of 3) The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) 25 2016 Full Year Adjusted EBITDA(e): Net income (loss) attributable to Brink's - GAAP 34.5 Interest expense - GAAP 20.4 Income tax provision - GAAP 78.5 Depreciation and amortization - GAAP 131.6 EBITDA 265.0 Discontinued operations - GAAP 1.7 Retirement plans(c) 31.5 Venezuela operations(a) (12.3) Reorganization and Restructuring(a) 30.3 Acquisitions and dispositions(a) 16.4 Share-based compensation(d) 9.5 Adjusted EBITDA 342.1 The 2018 and 2019 Non-GAAP outlook for Adjusted EBITDA and Non-GAAP operating profit, as well as 2018, 2019 and 2020 outlook for capital expenditures, 2018 and 2019 target free cash flows, and 2019 target and 2019 pro-forma net debt cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the tax impact of Venezuela operations and the related exchange rates used to measure those operations. The impact of Venezuela operations and related exchange rates could be significant to our GAAP provision for income taxes, and, therefore, to income (loss) from continuing operations, EPS from continuing operations, effective income tax rate and Adjusted EBITDA. Amounts my not add due to rounding. (a) See “Other Items Not Allocated To Segments” on slide 26 for details. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. (b) There was a change in judgment resulting in a valuation allowance against certain tax attributes with a limited statutory carryforward period that are no longer more- likely-than-not to be realized due to lower than expected U.S. operating results, certain non-GAAP pre-tax items, and other timing of tax deductions related to executive leadership transition. (c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. (d)There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented. (e) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization and non-GAAP share-based compensation.

Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) 26 Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below. Venezuela operations We have excluded from our segment results all of our Venezuela operating results, due to the Venezuelan government's restrictions that have prevented us from repatriating funds. As a result, the Chief Executive Officer, the Company's Chief Operating Decision maker ("CODM"), assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Reorganization and Restructuring 2016 Restructuring In the fourth quarter of 2016, management implemented restructuring actions across our global business operations and our corporate functions. As a result of these actions, we recognized $18.1 million in related 2016 costs. Executive Leadership and Board of Directors In 2015, we recognized $1.8 million in charges related to Executive Leadership and Board of Directors restructuring actions, which were announced in January 2016. We recognized $4.3 million in charges in 2016 related to the Executive Leadership and Board of Directors restructuring actions. 2015 Restructuring Brink's initiated a restructuring of its business in the third quarter of 2015. We recognized $11.6 million in related 2015 costs and an additional $6.5 million in 2016 related to this restructuring. The actions under this program were substantially completed by the end of 2016, with cumulative pretax charges of approximately $18 million. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2016 Acquisitions and Dispositions - Due to management's decision in the first quarter of 2016 to exit the Republic of Ireland, the prospective impacts of shutting down this operation were included in items not allocated to segments and were excluded from the operating segments effective March 1, 2016. This activity is also excluded from the consolidated non-GAAP results. Beginning May 1, 2016, due to management's decision to also exit Northern Ireland, the results of shutting down these operations were treated similarly to the Republic of Ireland. - Amortization expense for acquisition-related intangible assets was $3.6 million in 2016. - Brink's recognized a $2.0 million loss related to the sale of corporate assets in the second quarter of 2016.

Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year 2015 Full Year 2016 Full Year 2017 Capital expenditures — GAAP 101.1 112.2 174.5 Capital leases — GAAP 18.9 29.4 51.7 Total Property and equipment acquired 120.0 141.6 226.2 Venezuela property and equipment acquired (4.3) (5.0) (4.2) CompuSafe (10.2) (13.1) (37.5) Total property and equipment acquired excluding Venezuela & CompuSafe 105.5 123.5 184.5 Depreciation Depreciation and amortization — GAAP 139.9 131.6 146.6 Amortization of intangible assets (4.2) (3.6) (8.4) Venezuela depreciation (3.9) (0.7) (1.7) Reorganization and Restructuring - (0.8) (2.2) CompuSafe (14.2) (14.9) (15.6) Depreciation and amortization — Non-GAAP (excluding CompuSafe) 117.6 111.6 118.7 Reinvestment Ratio 0.9 1.1 1.6 27

Non-GAAP Reconciliation — Cash Flows The Brink’s Company and subsidiaries (In millions) 28 Full Year 2017 Cash flows from operating activities Operating activities - GAAP $ 252.1 Venezuela operations (17.3) (Increase) decrease in certain customer obligations(a) (6.1) Operating activities - non-GAAP $ 228.7 (a) To adjust for the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of this non-GAAP measure is to report financial information excluding cash flows from Venezuela operations and the impact of cash received and processed in certain of our Cash Management Services operations. We believe this measure is helpful in assessing cash flows from operations, enables period-to-period comparability and is useful in predicting future operating cash flows. This non-GAAP measure should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

Non-GAAP Reconciliation — Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Net Debt (Unaudited) (In millions) a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our condensed consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2016, March 31, 2017, December 31, 2017, and March 31,2018. December 31, March 31, December 31, March 31, (In millions) 2016 2017 2017 2018 Debt: Short-term borrowings $ 162.8 $ 156.4 $ 45.2 $ 64.8 Long-term debt 280.4 372.0 1,191.5 1,190.9 Total Debt 443.2 528.4 1,236.7 1,255.7 Restricted cash borrowings(a) (22.3) (24.0) (27.0) (28.6) Total Debt without restricted cash borrowings 420.9 504.4 1,209.7 1,227.1 Less: Cash and cash equivalents 183.5 218.7 614.3 562.2 Amounts held by Cash Management Services operations(b) (9.8) (15.1) (16.1) (16.3) Cash and cash equivalents available for general corporate purposes 173.7 203.6 598.2 545.9 Net Debt $ 247.2 $ 300.8 $ 611.5 $ 681.2 29